Accountants' Consent






The Board of Directors
Synovus Financial Corp.:


We consent to the incorporation by reference in the Registration Statements (No. 33-35926, No. 33-56614, No. 33-40738, No. 33-39845, No. 2-93472, No. 2-94639,
No. 33-77900,  No.  33-77980,  No. 33-79518,  No.  33-89782,  No. 33-90630,  No.
33-90632,  No. 33-91690,  No. 33-60473, and No. 33-60475) on Form S-8 of Synovus
Financial Corp. of our report dated January 26, 1996, relating to the consolidated statements of condition of Synovus Financial Corp. and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1995, which report appears in Synovus' 1995 Annual Report to Shareholders and is incorporated by reference in the 1995 annual report on Form 10-K of Synovus Financial Corp.

Our report dated January 26, 1996 refers to a change in the accounting for investment securities at December 31, 1993 to adopt the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."



                                   KPMG PEAT MARWICK LLP



Atlanta, Georgia
March 22, 1996




                              Accountants' Consent




The Board of Directors
Synovus Financial Corp.:

We consent to the incorporation by reference in the Registration Statements (No. 33-42844 and No. 33-85948) on Form S-3 of Synovus Financial Corp. of our report dated January 26, 1996, relating to the consolidated statements of condition of Synovus Financial Corp. and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1995, which report appears in Synovus' 1995 Annual Report to Shareholders and is incorporated by reference in the 1995 annual report on Form 10-K of Synovus Financial Corp.

Our report dated January 26, 1996 refers to a change in the accounting for investment securities at December 31, 1993 to adopt the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."



                                             KPMG PEAT MARWICK LLP



Atlanta, Georgia
March 22, 1996